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                                                                Exhibit 10(xlvi)

November 15, 1996



The North American Coal Corporation
13140 Coit Road
Suite 400
Dallas, Texas  75240

Dear Sirs:

         Reference is made to the Credit Agreement (the "Agreement") dated as of September 27, 1991, among The North American Coal Corporation (the "Company"), the banks listed therein and Morgan Guaranty Trust Company of New York, as Agent. The defined terms used herein shall have the respective meanings set forth in the Agreement.

         Pursuant to Section 5.11 of the Agreement, the Company is prohibited from using the proceeds of any Loan, directly or indirectly, for the purpose of buying or carrying "margin stock". The Company has requested that the Banks waive the provisions of such Section 5.11 to permit the Company to advance to NACCO the proceeds of Loans borrowed by the Company, to be used by NACCO to purchase its Class A common stock pursuant to a Dutch auction self-tender offer to be launched by NACCO on or about November 18, 1996 and in connection with a latter open market purchase program by NACCO. The Banks hereby consent to the use of proceeds described in the preceeding sentence and, solely to the extent necessary to permit the advances to NACCO referred to above, waive the provisions of Section 5.11 of the Agreement.

         The Company hereby represents and warrants that on the date hereof (i) there exists no default, nor any other event which upon notice or lapse of time or both would constitute a default, under the Agreement and (ii) the Company is in compliance with all of the terms and conditions of the Agreement. This waiver and consent shall be effective only in this specific instance and for the sole purposes described above and shall not be effective for any other purpose or in regard to any other transaction.


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         This waiver and consent shall become effective upon receipt by the
Agent of a counterpart of this letter from the Required Bank bearing the signature of the Company.

                                 MORGAN GUARANTY TRUST COMPANY
                                 OF NEW YORK

                                 By:     /s/ John M. Mikolay
                                         ---------------------------
                                         Title:  Vice President

                                 CITIBANK, N.A.

                                 By:     /s/ Marjorie Futornick
                                         ---------------------------
                                         Title:  Vice President

                                 WELLS FARGO BANK (TEXAS), N.A.

                                 By:
                                         ---------------------------
                                         Title:

                                 KEY BANK NATIONAL ASSOCIATION

                                 By:     /s/ Marianne Meil
                                         ---------------------------
                                         Title:  Vice President

                                 THE NORTH AMERICAN COAL CORPORATION

                                 By:     /s/ Charles A. Bittenbender
                                         ---------------------------
                                         Title: Assistant Secretary